Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of The Reserve Petroleum Company (the "Company") on Form 10-Q for the six months ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Mason McLain and James L. Tyler, Principal Executive Officer and Principal Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company for the quarter ended June 30, 2008.

August 13, 2008	/s/ Mason McLain
Mason McLain
Principal Executive Officer

/s/ James L. Tyler
James L. Tyler
Principal Financial Officer